LEGG MASON

FOCUS TRUST, INC.                                 [GRAPHIC]

Portfolio Manager Commentary and
Quarterly Report to Shareholders
March 31, 2004












                        [LEGG MASON FUNDS LOGO]
                        Personalized Guidance.
                        Intelligent Choices.(SM)

                                                                        CONTENTS



COMMENTARY
              Portfolio Manager Commentary                          ii

QUARTERLY REPORT TO SHAREHOLDERS
              President's Letter                                     1
              Performance Information                                2
              Portfolio of Investments                               6

ii  PORTFOLIO MANAGER COMMENTARY

LEGG MASON FOCUS TRUST, INC.

CHANGING THE NAME OF THE FUND FROM FOCUS TRUST TO GROWTH TRUST

  On May 1, 2004, the Legg Mason Focus Trust, Inc. will change its name to the Legg Mason Growth Trust, Inc. We are very excited about this change for the reasons we will outline below. First, I would like to address the two most often cited questions regarding the name change from Focus Trust to Growth Trust: one, will anything change in stock selection process or portfolio management strategy; and two, what was the reasoning behind the name change.

  First, let me state, the philosophy of the Fund will not change, nor will the investment process. Our philosophy at Legg Mason Funds Management is based on the belief that common stocks are derivatives of business value. Hence, to recognize whether the share price of a company is mispriced it is incumbent upon us to diligently estimate the intrinsic values of businesses and purchase shares in a company only when they sell at a significant discount to their value. In addition, we will continue to adhere to the focus investing principles of concentrating our positions in a fewer rather than greater number of names.

  The reason for changing the name of the Fund was principally because "Focus" as a definition does not distinguish the Fund as compared to other funds within the Legg Mason Family of Funds. As you may know, Value Trust, Special Investment Trust, American Leading Companies Trust, and Growth Trust (formerly Focus Trust as of May 1, 2004) invest in very few names when compared to other equity mutual funds. Calling Focus Trust a focus fund did not distinguish it from, for example, Value Trust, which owns thirty-four stocks in its portfolio. As a portfolio strategy, Legg Mason Funds Management portfolios all adhere to a focused portfolio strategy. When we compared the attributes of Focus Trust to Value Trust, Special Investment Trust, and American Leading Companies Trust, it was evident that Focus Trust owned primarily large-capitalization growth companies. As such, an additional reason for changing the name of the Fund was to help investors better understand what type of mutual fund they owned. An investor who invests in a growth mutual fund would expect to own a fund which invests in companies with revenues and/or earnings growing at an above average rate. In addition, investors who purchase and own a growth fund would also expect the fund to experience higher than average volatility and a higher standard deviation, as compared to a core mutual fund or a deep value mutual fund.

  Generally speaking, most growth funds are typically defined as either momentum funds or "growth at a reasonable price" (GARP) funds. When examining portfolio strategies, most growth funds are widely diversified (they own a lot of stocks) and they typically have high turnover ratios (they do a lot of buying and selling). The Legg Mason Growth Trust is better understood as a mutual fund where the stock selection process is deeply rooted in an investment process that seeks to understand valuation and as a consequence only buys stocks that are selling at a discount to what they are worth. I like to think of the Legg Mason Growth Trust as "A Growth Fund That Understands Valuation."

  It is important for shareholders to understand that changing the name of the Fund from Focus Trust to Growth Trust does not imply any material change in the investment process


The Portfolio Manager Commentary is not a part of the Quarterly Report to Shareholders.

                                               PORTFOLIO MANAGER COMMENTARY  iii

nor the portfolio management strategy we utilize. Over the past four years, the Fund has steadily owned and added long-term secular growth companies while simultaneously reducing the number of cyclical companies. Changing the name simply gives current shareholders as well as potential new shareholders a clearer understanding of the types of companies the Fund will invest in, as well as an appreciation of the behavior of the Fund compared to other types of funds.

FUND PERFORMANCE

  The Fund's total return for the first quarter of 2004 is shown below, along with the total returns of two comparable indices: the S&P 500 Stock Composite Index(A) and the Lipper Large-Cap Growth Funds Index.(B) In addition, we have provided one-, three- and five-year and since-inception average annual returns:

                            First      One      Three     Five        Since
                           Quarter    Year      Years     Years    Inception(C)
-------------------------------------------------------------------------------
Focus Trust Primary Class   -1.39%   +56.30%   +14.07%    +2.45%      +13.13%
S&P 500 Stock Composite
  Index                     +1.69%   +35.12%    +0.63%    -1.20%      +11.01%
Lipper Large-Cap Growth
  Funds Index               +1.22%   +30.52%    -3.37%    -6.73%       +7.83%

    The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

  The Fund's investment performance lagged the total return of the S&P 500 Index as well as the Lipper Large-Cap Growth Index in the first three months of the year. This was not totally surprising to me. When I looked back at the streak of outperformance over the past two years it was, in a word, unsustainable. Prior to the first quarter of 2004, our Fund had outpaced the S&P 500 Index for six quarters in a row. This investment streak was unprecedented in the history of the Fund's performance. In short, after putting together a string of

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. It is not possible to invest in an index.

(B) An index comprised of the 30 largest funds in the Lipper universe of 649 large-cap growth funds.

(C) The Fund's Primary Class inception date is April 17, 1995. Index returns are for periods beginning April 30, 1995.


       The Portfolio Manager Commentary is not a part of the Quarterly Report to
                                                                   Shareholders.

iv  PORTFOLIO MANAGER COMMENTARY

six quarters of outperformance, I knew it was only a matter of time before the Fund would slow its rate of ascent.

  As we have stated on numerous occasions, it is very important that shareholders keep the most recent performance in perspective. We do not concern ourselves with short-term performance. We do not overemphasize great short-term performance nor do we bemoan poor short-term performance. What is most important is the investment returns we generate for shareholders over a multi-year period of time. Despite what happens over a quarterly period or over a yearly period, I am much more gratified by our investment returns over the three- to five-year period. At Legg Mason Funds Management we employ a solid investment process of identifying mispriced securities..

MARKET COMMENTARY

  After posting impressive returns for 2003, the broad stock market took a deep breath in the first three months of 2004. The Dow Jones Industrial Average(E) finished the quarter down 96 points, or 0.9%, to close at 10,357. The technology-dominated NASDAQ Composite(F) closed down 0.5%. Only the more broadly diversified S&P 500 Stock Composite Index managed to post a gain, up 1.3% to 1,126.

  Why, after posting double-digit returns in the prior year, did stocks shift into neutral? The explanation appears to be threefold. First, simply because stocks had run so far for so long many investors were anticipating a technical break in the market. After re-testing the bear market low in March of last year, stocks advanced for eleven months with little retracing. From a historical technical standpoint, the stock market was in one of its longest advances without a 5% pullback. Second, although having made good progress in the war on terrorism, episodes in Iraq, Afghanistan, and the tragic railroad bombing in Madrid reminded the stock market the world is still a dangerous place. Lastly, the stock market was in need of confirmation that an economic recovery was indeed underway and, furthermore, could be sustained.

  As we start the second quarter, stock prices have shifted into gear. Market technicians have been placated with a pull-back in stocks. Economic fundamentalists have heartily cheered the March employment figures, confessing the payroll additions were the last bit of good news they needed to bet corporate profits would continue to grow this year. Although terrorism threats remain and the constant civil strife in Iraq weighs on our political patience, it appears the stock market can look past the daily briefs in the Middle East to at last focus on progress here at home.

  As we begin the second quarter of the year, we find ourselves reasonably optimistic about the outlook for stocks. For reasons stated above, it appears to us the market has settled into a

---------------

(E) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(F) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.


The Portfolio Manager Commentary is not a part of the Quarterly Report to Shareholders.

                                                 PORTFOLIO MANAGER COMMENTARY  v

"sweet spot." We have an improving economic landscape, rising corporate profits, and reasonable equity valuations. Although the 10-year Treasury bond has reacted to the March job report by pushing yields up almost 50 basis points(G) in anticipation of a rise in Fed Funds rate, we are of the belief the Fed will be in no hurry to raise the interest rates.

  Although some investors may quibble with our interest rate outlook, it is not without a level of credibility -- that, namely, being the Federal Reserve policy statements. Federal Reserve Governor Ben Bernanke as well as the Chairman of the Federal Reserve Alan Greenspan both testified as to what was needed for the Fed to raise rates. The three hurdle rates are: one, a drop in the unemployment rate to below 5%; two, a rise in the capacity utilization rate from the 76% level into the 80% level; and three, a rise in the inflation rate to above 2%. Yes, the recent job report points to a strengthening economy. Yes, the stock and bond markets discount future expectations. But taking the first step toward a strengthening economy is not the same as being an economy in full employment with no capacity slack left and inflation steadily rising over a multi-month period of time.

  In past recoveries, the Federal Reserve was quick to raise interest rates because the inflation rate in the economy was already high at the pronouncement of an economic recovery. When the economy recovered in 1992, the consumer price index ("CPI") stood at 5%, much higher than the stated goal for price stability. In that period, when growth returned to the economy, the Fed needed to pre-empt a potential rise in inflation by raising interest rates quickly. Since 1979, the year in which the Federal Reserve declared war on inflation, each economic recovery has been met with an instant rise in interest rates. There was no chance the Fed would allow the inflation "genie" back out of its bottle. This strategy, which lasted for over twenty years, ingrained investors' thinking with the idea each economic recovery would cause the Fed to raise rates. But today we are operating in an economic environment that is much different than any other economic environment over the past twenty years.

  What is different about this economic recovery when compared to previous economic recoveries? First, and perhaps most importantly, the Federal Reserve's preferred inflation gauge, the personal consumption expenditures index, jumped not 0.4% as did the CPI, but a less alarming 0.2% rate. This price level is below the Fed's preferred level for inflation. For the first time in twenty years, we have started an economic recovery with a Fed wishing inflation would rise. The need for a pre-emptive Fed tightening has been removed. Secondly, we are operating in a global economic marketplace that is flush with output capacity and seemingly endless employment opportunities. We will need a long and sustained period of strong growth before we use up worldwide excess capacity in manufacturing and labor. Lastly, we have what appears to be a permanent upward shift in productivity born of the technological revolution of the 1990s. Yes, there was an Internet ten years ago, but not the type of Internet that allowed consumers to instantly view pricing worldwide. Now that pricing on a worldwide basis is transparent, the opportunity to pass along price increases to the consumer has been greatly curtailed.

---------------

(G) 100 basis points = 1%.



       The Portfolio Manager Commentary is not a part of the Quarterly Report to
                                                                   Shareholders.

vi  PORTFOLIO MANAGER COMMENTARY

  It has become Pavlovian to expect a rise in interest rates with a rise in economic growth. No doubt, it has been the standard operating procedure for the last twenty years. However, when conducting comparative systems analysis it is not what is in common that is important to understand but rather what is different. It is the differences in the systems, subtle or otherwise, which affect the behavior between the systems and hence cause disparate returns.

  What is common about this economic recovery when compared to other economic recoveries is that demand has returned. What is different is the below average and below preferred level of inflation, a worldwide output gap in capacity and substantial availability of low cost labor. These important differences mean this recovery will behave much differently than other previous economic recoveries. But fret not, these differences should allow stock prices to continue to rise for the foreseeable future without the Federal Reserve putting up roadblocks.

  In our stock selection process, we will continue to emphasize companies that are able to grow revenues and earnings at an above average rate, and furthermore are able to achieve this growth without the crutch of price increases. Although a rise in inflation entitles companies to believe they can raise prices, in this highly competitive global economic environment believing one can raise prices and actually being able to raise prices may be completely different stories.

  As always, we appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

April 16, 2004

DJIA 10,451.97

  The views expressed in this commentary reflect those of the portfolio manager as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Focus Trust, Inc. and Legg Mason Wood Walker, Incorporated disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Legg Mason Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.


The Portfolio Manager Commentary is not a part of the Quarterly Report to Shareholders.

                                 QUARTERLY REPORT TO SHAREHOLDERS

                                 MARCH 31, 2004

                                                                      LEGG MASON
                                                               FOCUS TRUST, INC.

                                                QUARTERLY REPORT TO SHAREHOLDERS

TO OUR SHAREHOLDERS,

  We are pleased to provide you with Legg Mason Focus Trust's quarterly report for the three months ended March 31, 2004.

  The following table summarizes key statistics for the Primary Class of shares of the Fund, along with some comparative indices, as of March 31, 2004:

                                                 Total Returns(A)
                                               --------------------
                                               3 Months   12 Months
-------------------------------------------------------------------
Focus Trust Primary Class                       -1.39%     +56.30%
S&P 500 Stock Composite Index(B)                +1.69%     +35.12%
Lipper Large-Cap Growth Funds Index(C)          +1.22%     +30.52%

  At its regular meeting on February 11-12, 2004, the Board of Directors of the Legg Mason Focus Trust, Inc. approved a resolution changing the name of the Fund to the Legg Mason Growth Trust, Inc. The name change will be effective May 1, 2004.

  Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                              Sincerely,


                                           /s/ MARK R. FETTING
                                           Mark R. Fetting
                                           President

April 16, 2004

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. It is not possible to invest in an index.

(C) An index comprised of the 30 largest funds in the Lipper universe of 649 large-cap growth funds.

2  QUARTERLY REPORT TO SHAREHOLDERS

PERFORMANCE INFORMATION

LEGG MASON FOCUS TRUST, INC.

  The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Due to the limited operating history of the Financial Intermediary and Institutional Classes, performance graphs are not presented. The Financial Intermediary Class, which began operations on January 29, 2004, had a total return of +0.36% for the period ended March 31, 2004. The Institutional Class, which began operations on March 5, 2004, had a total return of -1.04% for the period ended March 31, 2004.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results.

--------------------------------------------------------------------------------
 The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to an extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
--------------------------------------------------------------------------------

                                             QUARTERLY REPORT TO SHAREHOLDERS  3

 GROWTH OF A $10,000 INVESTMENT -- PRIMARY CLASS

 [FOCUS TRUST GRAPH]

                                                                FOCUS TRUST - PRIMARY CLASS      S&P 500 STOCK COMPOSITE INDEX(A)
                                                                ---------------------------      --------------------------------
4/17/95                                                                $  10000.00                        $  10000.00
                                                                          10140.00                           10641.00
                                                                          10810.00                           11487.00
                                                                          11229.00                           12178.00
3/31/96                                                                   12385.00                           12832.00
                                                                          11983.00                           13408.00
                                                                          12485.00                           13823.00
                                                                          13154.00                           14975.00
3/31/97                                                                   13275.00                           15376.00
                                                                          14913.00                           18062.00
                                                                          15651.00                           19413.00
                                                                          16982.00                           19971.00
3/31/98                                                                   19833.00                           22757.00
                                                                          20863.00                           23508.00
                                                                          17544.00                           21170.00
                                                                          24025.00                           25678.00
3/31/99                                                                   26755.00                           26958.00
                                                                          26515.00                           28861.00
                                                                          23971.00                           27055.00
                                                                          28492.00                           31081.00
3/31/00                                                                   27214.00                           31794.00
                                                                          26155.00                           30949.00
                                                                          25598.00                           30650.00
                                                                          22070.00                           28251.00
3/31/01                                                                   20345.00                           24902.00
                                                                          21830.00                           26359.00
                                                                          16698.00                           22490.00
                                                                          20618.00                           24893.00
3/31/02                                                                   20061.00                           24962.00
                                                                          16665.00                           21618.00
                                                                          15442.00                           17883.00
                                                                          18751.00                           19392.00
3/31/03                                                                   19318.00                           18781.00
                                                                          25292.00                           21672.00
                                                                          26712.00                           22246.00
                                                                          30621.00                           24954.00
3/31/04                                                                   30195.00                           25377.00

                                       Cumulative    Average Annual
                                      Total Return    Total Return
                      ---------------------------------------------
                      One Year           +56.30%        +56.30%
                      Five Years         +12.86%         +2.45%
                      Life of Class*    +201.95%        +13.13%
                      ---------------------------------------------
                      * Inception date -- April 17, 1995
                      ---------------------------------------------

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) Index returns are for periods beginning April 30, 1995.

4  QUARTERLY REPORT TO SHAREHOLDERS

SECTOR DIVERSIFICATION (AS OF MARCH 31, 2004)

Common Stock and Equity Interests (as a percentage of net assets)
[FOCUS TRUST DIVERSIFICATION PIE CHART]

Consumer Discretionary                           35.8%
Consumer Staples                                  1.3%
Financials                                        2.8%
Health Care                                       7.1%
Industrials                                       6.5%
Information Technology                           31.5%
Telecommunication Services                       12.9%

TOP TEN HOLDINGS (AS OF MARCH 31, 2004)

                                                             % of
Security                                                  Net Assets
--------------------------------------------------------------------
InterActiveCorp                                              9.2%
Nextel Communications, Inc.                                  7.2%
Amazon.com, Inc.                                             6.9%
Electronic Arts Inc. (EA)                                    5.5%
eBay Inc.                                                    5.1%
QUALCOMM Inc.                                                4.8%
Nokia Oyj - ADR                                              4.7%
The DIRECTTV Group, Inc.                                     4.5%
Vodafone Group plc - ADR                                     4.2%
DeVry, Inc.                                                  3.9%

                                             QUARTERLY REPORT TO SHAREHOLDERS  5

SELECTED PORTFOLIO PERFORMANCE(B)

Strongest performers for the 1st quarter 2004(C)
------------------------------------------------------------------------
 1.  QUALCOMM Inc.                                                +23.1%
 2.  Nokia Oyj - ADR                                              +21.6%
 3.  Anthem, Inc.                                                 +20.9%
 4.  DeVry, Inc.                                                  +20.0%
 5.  Yahoo! Inc.                                                   +7.6%

Weakest performers for the 1st quarter 2004(C)
------------------------------------------------------------------------
 1.  UTStarcom, Inc.                                              -22.4%
 2.  Amazon.com, Inc.                                             -17.8%
 3.  Intuit Inc.                                                  -15.6%
 4.  Nextel Communications, Inc.                                  -12.1%
 5.  Microsoft Corporation                                        -8.9%

PORTFOLIO CHANGES

Securities added during the 1st quarter 2004
--------------------------------------------
Electronic Arts Inc. (EA)
International Game Technology
Level 3 Communications, Inc.
UnitedHealth Group Incorporated

Securities sold during the 1st quarter 2004
--------------------------------------------
The News Corporation Limited - ADR
Time Warner Inc.
Tyco International Ltd.
WPP Group plc - ADR

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(C) Securities held for the entire quarter.

6  QUARTERLY REPORT TO SHAREHOLDERS

PORTFOLIO OF INVESTMENTS

LEGG MASON FOCUS TRUST, INC.
March 31, 2004 (Unaudited)
(Amounts in Thousands)

                                                  Shares/Par        Value
---------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.9%

Consumer Discretionary -- 35.8%
  Hotels, Restaurants and Leisure -- 2.6%
  International Game Technology                        200         $  8,992
                                                                   --------
  Internet and Catalog Retail -- 21.2%
  Amazon.com, Inc.                                     550           23,804(A)
  eBay Inc.                                            250           17,332(A)
  InterActiveCorp                                    1,000           31,590(A)
                                                                   --------
                                                                     72,726
                                                                   --------
  Media -- 12.0%
  Liberty Media Corporation                          1,200           13,140(A)
  The DIRECTV Group, Inc.                            1,000           15,380(A)
  XM Satellite Radio Holdings Inc.                     450           12,600(A)
                                                                   --------
                                                                     41,120
                                                                   --------
Consumer Staples -- 1.3%
  Beverages -- 1.3%
  Cott Corporation                                     150            4,409(A)
                                                                   --------
Financials -- 2.8%
  Diversified Financial Services -- 2.8%
  Citigroup Inc.                                       185            9,565
                                                                   --------
Health Care -- 7.1%
  Health Care Providers and Services -- 7.1%
  Anthem, Inc.                                         100            9,064(A)
  McKesson Corporation                                 300            9,027
  UnitedHealth Group Incorporated                      100            6,444
                                                                   --------
                                                                     24,535
                                                                   --------

                                             QUARTERLY REPORT TO SHAREHOLDERS  7

                                                  Shares/Par        Value
---------------------------------------------------------------------------
Industrials -- 6.5%
  Airlines -- 2.6%
  JetBlue Airways Corporation                          350         $  8,852(A)
                                                                   --------
  Commercial Services and Supplies -- 3.9%
  DeVry, Inc.                                          450           13,567(A)
                                                                   --------
Information Technology -- 31.5%
  Communications Equipment -- 13.3%
  Nokia Oyj - ADR                                      800           16,224
  QUALCOMM Inc.                                        250           16,605
  UTStarcom, Inc.                                      450           12,942(A)
                                                                   --------
                                                                     45,771
                                                                   --------
  Internet Software and Services -- 2.5%
  Yahoo! Inc.                                          175            8,503(A)
                                                                   --------
  IT Consulting and Services -- 3.1%
  Accenture Ltd.                                       425           10,540(A)
                                                                   --------
  Software -- 12.6%
  Computer Associates International, Inc.              275            7,387
  Electronic Arts Inc. (EA)                            350           18,886(A)
  Intuit Inc.                                          138            6,171(A)
  Microsoft Corporation                                425           10,612
                                                                   --------
                                                                     43,056
                                                                   --------
Telecommunication Services -- 12.9%
  Diversified Telecommunication Services -- 1.5%
  Level 3 Communications, Inc.                       1,250            5,025(A)
                                                                   --------

8  QUARTERLY REPORT TO SHAREHOLDERS

LEGG MASON FOCUS TRUST, INC. -- CONTINUED


                                                  Shares/Par        Value
---------------------------------------------------------------------------
Telecommunication Services -- Continued
Wireless Telecommunication Services -- 11.4%
  Nextel Communications, Inc.                        1,000         $ 24,730(A)
  Vodafone Group plc - ADR                             600           14,340
                                                                   --------
                                                                     39,070
                                                                   --------
Total Common Stock and Equity Interests
  (Identified Cost -- $255,410)                                     335,731
---------------------------------------------------------------------------
Repurchase Agreements -- 2.1%

Goldman, Sachs & Company 1.04%, dated 3/31/04,
  to be repurchased at $3,536 on 4/1/04
  (Collateral: $3,524 Fannie Mae mortgage-backed
  securities, 5.5%, due 5/1/33, value $3,624)       $3,536            3,536

J.P. Morgan Chase & Co. 1.02%, dated 3/31/04, to
  be repurchased at $3,536 on 4/1/04
  (Collateral: $3,456 Fannie Mae notes, 4.61%,
  due 10/10/13, value $3,609)                        3,536            3,536
                                                                   --------
Total Repurchase Agreements (Identified Cost -- $7,072)               7,072
---------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $262,482)           342,803
Other Assets Less Liabilities -- N.M.                                    90
                                                                   --------
NET ASSETS -- 100.0%                                               $342,893
                                                                   ========
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                      $27.65
                                                                   ========
  FINANCIAL INTERMEDIARY CLASS                                       $27.69
                                                                   ========
  INSTITUTIONAL CLASS                                                $27.68
                                                                   ========
---------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

See notes to financial statements.

                                                                FUND INFORMATION

Investment Adviser

   Legg Mason Funds Management, Inc.

   Baltimore, MD

Board of Directors

   John F. Curley, Jr., Chairman

   Mark R. Fetting, President

   Arnold L. Lehman

   Robin J.W. Masters

   Dr. Jill E. McGovern

   Arthur S. Mehlman

   G. Peter O'Brien

   S. Ford Rowan

Officers

   Marie K. Karpinski, Vice President and Treasurer

   Gregory T. Merz, Vice President, Secretary and Chief Legal Officer

   Wm. Shane Hughes, Assistant Treasurer

Transfer and Shareholder Servicing Agent

   Boston Financial Data Services

   Braintree, MA

Custodian

   State Street Bank & Trust Company

   Boston, MA

Counsel

   Kirkpatrick & Lockhart LLP

   Washington, DC

Independent Auditors

   PricewaterhouseCoopers LLP

   Baltimore, MD

ABOUT THE LEGG MASON FUNDS

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.


This report is not to be distributed unless preceded or accompanied by a prospectus.


    LEGG MASON FUNDS                   LEGG MASON INSTITUTIONAL FUNDS
    For Primary Class Shareholders     For FI and I Class
    800-822-5544                       Shareholders
    www.leggmasonfunds.com             888-425-6432
                                       www.lminstitutionalfunds.com

                      LEGG MASON WOOD WALKER, INCORPORATED
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                  410-539-0000

LMF-222                                                  [LEGG MASON FUNDS LOGO]